SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 14, 2005.

                         CIRMAKER TECHNOLOGY CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

     Nevada                     333-70156                       98-0228169
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 (State or Other             (Commission File                 (IRS Employer
 Jurisdiction of                  Number)                   Identification No.)
 Incorporation)

                                      No. 8
                                    Lane 377
                                Chung Cheng Road
                                   Feng Yeh Li
                                    Yang Mei
                               Taoyuan 326, Taiwan
                                Republic of China

             -----------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                 886-3-282-1006

             -----------------------------------------------------
               Registrant's Telephone Number, Including Area Code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective as of December 27, 2004, Cirmaker Technology Corporation (the "Company") engaged as its principal independent auditor Child, Sullivan & Company to audit the financial statements of the Company for the year ending December 31, 2004, and simultaneously Cirmaker dismissed Livingston, Wachtell & Co., LLP (the "Former Auditor"). The decision to change accountants was recommended, authorized and approved by the board of directors of the Company as resulted from the decision of certain professionals at the former Auditor to leave the employ of the Former Auditor.

     During the fiscal year ended December 31, 2003 and through the date hereof, there were no disagreements between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor's satisfaction, would have caused the Former Auditor to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such year.

     The report of the Former Auditor for the fiscal year ended December 31, 2003 contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

     The Former Auditor did not provide an audit report for the Company's 2002 fiscal year. For information regarding the resignation of Morgan & Company, the Company's independent auditor whose report dated October 28, 2002 on the Company's consolidated financial statements as of and for the fiscal year ended July 31, 2002 and (b) August 27, 2001 on the Company's consolidated financial statements as of and for the fiscal year ended July 31, 2001, see the current report on Form 8-K/A filed by the Company with the Securities and Exchange Commission on August 14, 2003 under Commission File No. 333-70156.

     Child, Sullivan & Company did not advise the Company with respect to any of the matters described in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-B.

     The Company has requested the Former Auditor to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated January 11, 2004, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

C.    Exhibits.

16.1  Letter regarding change in certifying accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 12, 2005.

                                   CIRMAKER TECHNOLOGY CORPORATION



                                   By: /s/ Grace Chang
                                       ----------------------
                                      Grace Chang
                                      Chief Financial Officer


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